April 17, 2008

Below is a transcript of a 30 second television advertisement.  Section I contains the language spoken during the advertisement.  Section II contains the language shown as text on the screen over the image of the speaker, during the ad.

SECTION I:

Hi, I'm Gabriel Wisdom from American Money Management.  We created the Fallen Angels Income Fund to make money for investors and investment advisors who are bargain hunters.  If you're looking for high monthly income and appreciation potential, our Fallen Angels Income Fund could help you.  No loads, no sales charges.  Call us right now and receive a prospectus and investor package.  Start making some money from the bargains.

SECTION II:

Gabriel Wisdom

American Money Management

(888) 999-1395

FallenAngelsFunds.com

Before investing, consider the fund’s investment objectives, risks and expenses.

Contact us for a prospectus containing this information.  Read it carefully.